--------------------------------------------------------------------------------
                        THE BLACKROCK INCOME TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                    May 31, 1999




Dear Shareholder:

     Since the Trust's last report, interest rates rose sharply as U.S. economic growth remained strong, labor markets tightened and international markets began to recover. In light of these factors, on May 18 members of the Federal Reserve's Federal Open Market Committee announced that they had adopted a bias towards higher interest rates, citing a concern that inflation might start to accelerate.

     BlackRock has adopted a cautious view of the bond market, as we believe that there is a real possibility that the Federal Reserve will raise interest rates in the near future. Additionally, because the Treasury yield curve has already priced in Federal Reserve action, we believe that interest rates will trade in a relatively narrow range until the economy shows signs of slowing.

     This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.


Sincerely,

/s/Laurence D. Fink     /s/Ralph L. Schlosstein
------------------      -----------------------
Laurence D. Fink        Ralph L. Schlosstein
Chairman                President

                                                                   May 31, 1999

Dear Shareholder:

     We are pleased to present the semi-annual report for The BlackRock Income Trust Inc. (the "Trust") for the six months ended April 30, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value
(NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKT". The Trust's investment objective is to provide high current income consistent with the preservation of capital. The Trust seeks this objective by investing primarily in mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S.
Government   securities,   asset-backed   securities   and   privately   issued
mortgage-backed securities. At least 85% of the Trust's assets must be issued or guaranteed by the U.S. government or its agencies or rated "AAA" by Standard & Poor's or "Aaa" by Moody's (up to 5% can be unrated and deemed by the Adviser to be of equivalent credit quality); the remaining 15% of the Trust's assets must be rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase.

     The table below summarizes the performance of the Trust's stock price and NAV over the period:




                              -------------------------------------------------------
                              4/30/99     10/31/98     CHANGE       HIGH        LOW
-------------------------------------------------------------------------------------
 STOCK PRICE                  $6.8125     $6.9375      (1.80%)     $7.0625     $6.75
-------------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)        $7.79       $7.94        (1.89%)     $8.09       $7.61
-------------------------------------------------------------------------------------
 10-YEAR U.S. TREASURY NOTE    5.35%       4.61%       16.05%       5.42%       4.52%
-------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The past six months have witnessed continued rapid expansion of the U.S. economy. GDP growth for the first quarter of 1999 is estimated at an annual rate above 4%, far exceeding the historical non-inflationary level of 2%. While BlackRock believes that growth may slow down in the second half of 1999, we anticipate GDP to remain above 3% for the year. Despite the strong economic growth, inflation has stayed surprisingly subdued. A significant factor in maintaining low inflation in the U.S. economy stems from the increase in industrial productivity. Higher productivity has allowed manufacturers to avoid price increases despite tight labor markets.

     The Treasury market briefly rallied early in the fourth quarter of 1998 before dramatically reversing in 1999. For the semi-annual period, the yield of the 10-year Treasury security rose from 4.61% on October 31, 1998 to 5.35% on April 30, 1999. The weak performance of the Treasury market can be attributed to investors leaving the safe haven of Treasuries to purchase credit sensitive or higher yielding securities in reaction to inflationary concerns voiced by the Federal Reserve.

     As interest rates rose and alleviated prepayment fears, mortgages significantly outperformed the broader investment grade bond market for the semi-annual period. As measured by the LEHMAN BROTHERS MORTGAGE INDEX, mortgages posted a 2.39% total return versus 0.68% for the LEHMAN BROTHERS AGGREGATE INDEX. After significantly underperforming Treasuries in 1998, mortgages experienced a significant rally late in 1998 into the first four months of 1999. Although yields have tightened significantly from early in the fourth quarter of 1998 mortgages remain at attractive levels as record issuance has come to market and created favorable supply and demand technicals. Although higher mortgage rates have allayed prepayment fears, the fact that mortgages rates still remain at historically low levels should temper enthusiasm.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The Trust is managed to maintain an interest rate sensitivity (or duration) resembling that of the Salomon Brothers Mortgage Index; this means that the portfolio's NAV will change similarly to the price of the Index given a change in interest rates. The following chart compares the Trust's current and October 31, 1998 asset composition.

     The following chart compares the Trust's current and October 31, 1998 asset composition:

                                SECTOR BREAKDOWN

  -------------------------------------------------------------------------------
   COMPOSITION                                   APRIL 30, 1999   OCTOBER 31, 1998
  -------------------------------------------------------------------------------
   Interest Only Mortgage-Backed Securities           19%                6%
  -------------------------------------------------------------------------------
   Mortgage Pass-Throughs                             17%                6%
  -------------------------------------------------------------------------------
   U.S. Government Securities                         16%               17%
  -------------------------------------------------------------------------------
   Adjustable & Inverse Floating Rate Mortgages       11%               17%
  -------------------------------------------------------------------------------
   Agency Multiple Class Mortgage Pass-Throughs        9%               19%
  -------------------------------------------------------------------------------
   FHA Project Loans                                   8%                9%
  -------------------------------------------------------------------------------
   Principal Only Mortgage-Backed Securities           8%                9%
  -------------------------------------------------------------------------------
   Commercial Mortgage-Backed Securities               7%               10%
  -------------------------------------------------------------------------------
   Asset Backed Securities                             3%                3%
  -------------------------------------------------------------------------------
   CMO Residuals                                       1%                1%
  -------------------------------------------------------------------------------
   Non-Agency Multiple Class Mortgage Pass-Throu       1%                3%
  -------------------------------------------------------------------------------

     The Trust has continued to emphasize mortgage products with relatively strong prepayment protection, including deals backed by lower-coupon mortgages and structured bonds with prepayment lockout. The Trust has purchased IOs (Interest-Only securities) as a defensive strategy. IOs help to protect the value of a portfolio in a rising interest rate environment by appreciating when mortgages extend.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Income Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,

/s/Robert S. Kapito                    /s/Keith T. Anderson                    /s/Michael P. Lustig
-------------------                    --------------------                    --------------------
Robert S. Kapito                       Keith T. Anderson                       Michael P. Lustig
Vice Chairman and Portfolio Manager    Chief Investment Officer-Fixed Income   Director and Portfolio Manager
BlackRock Financial Management, Inc.   BlackRock Financial Management, Inc.    BlackRock Financial Management, Inc.

  ------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
  ------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                               BKT
  ------------------------------------------------------------------------------
   Initial Offering Date:                                     July 22, 1988
  ------------------------------------------------------------------------------
   Closing Stock Price as of 4/30/99:                          $6.8125
  ------------------------------------------------------------------------------
   Net Asset Value as of 4/30/99:                              $7.79
  ------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 4/30/99 ($6.8125)1:       8.26%
  ------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                    $0.046875
  ------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                 $0.562500
  ------------------------------------------------------------------------------

1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2  The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

               PRINCIPAL
                 AMOUNT                                                      VALUE
  RATING*        (000)                    DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------------
                            LONG-TERM INVESTMENTS-138.3%
                            MORTGAGE PASS-THROUGHS-36.8%
                            Federal Home Loan Mortgage Corp.,
               $ 1,000       6.50%, 5/17/99 (TBA) ......................   $   995,000
                 3,283+      7.50%, 7/01/07 - 2/1/23 ...................     3,331,891
                   832+      8.00%, 11/01/15 ...........................       865,072
                 1,207       8.50%, 3/01/06 - 3/1/08, 15 year ..........     1,261,445
                 2,015       9.00%, 9/01/20 ............................     2,147,866
                            Federal Housing Administration,
                 1,304       Allen Oaks, 8.60%, 8/1/33 .................     1,306,847
                 2,983       Beachtree, 10.25%, 6/1/32 .................     3,213,862
                 4,205       Brookville, 7.50%, 8/1/28 .................     4,276,628
                             GMAC,
                 6,081        Series 33, 7.43%, 9/1/21 .................     6,233,032
                 2,110        Series 46, 7.43%, 3/1/22 .................     2,163,284
                   869        Series 48, 7.43%, 8/1/22 .................       872,974
                 1,635        Series 51, 7.43%, 2/1/23 .................     1,655,305
                 6,807        Series 56, 7.43%, 11/1/22 ................     6,931,682
                 1,216       Merrill, Series 54, 7.43%, 2/1/23 .........     1,237,664
                 1,246       Middlesex, 8.63%, 9/1/34 ..................     1,306,134
                 4,395       Parkside, 7.30%, 8/1/13 ...................     4,437,159
                 1,026       Reilly, Series 41, 8.77%, 12/1/18 .........     1,149,011
                 2,843       Tuttle Grove, 7.25%, 10/1/35 ..............     2,874,057
                             USGI,
                 4,242        Polaris 982, 7.43%, 11/1/21 ..............     4,348,867
                   906        Series 87, 7.43%, 12/1/22 ................       917,651
                 4,768        Series 99, 7.43%, 10/1/23 ................     4,896,080
                 2,700        Series 1003, 7.43%, 3/1/24 ...............     2,738,094
                 2,693        Series 6302, 7.43%, 12/1/21 ..............     2,727,201
                 1,670       Wilshire Manor, 8.50%, 8/1/33 .............     1,669,320
                 6,873       Yorkville Series 6094, 7.43%,
                              6/1/21 ...................................     6,997,844
                            Federal National Mortgage Association,
                19,914+      5.50%, 12/1/13 - 2/1/14, 15 year ..........    19,316,887
                55,744++     6.50%, 5/17/99 - 03/01/29 .................    55,384,253
                 7,237       7.00%, 6/1/26 - 3/1/29 ....................     7,331,957
                 5,669+      7.50%, 11/1/14 - 9/1/23, 18 year
                             Multifamily ...............................     5,813,010
                 4,083+      8.00%, 5/1/08 - 5/1/22 Multifamily              4,246,272
                   711       9.32%, 6/1/19, 10 year Multifamily                790,120
                    74       9.50%, 1/1/19 - 6/1/20 ....................        78,888
                 1,432+      9.50%, 6/1/24, Multifamily ................     1,502,143
                            Government National
                             Mortgage Association,
                   507       7.00%, 10/15/17 ...........................       514,710
                 6,783+      7.50%, 8/15/21 - 12/15/23 .................     6,991,169
                 6,683       8.00%, 10/15/22 - 2/15/29 .................     6,963,223
                    13       8.50%, 5/15/01 - 2/15/17 ..................        13,845
                   536       9.00%, 6/15/18 - 9/15/21 ..................       572,621
                                                                           -----------
                                                                           180,073,068
                                                                           -----------


======================================================================================
               PRINCIPAL
                 AMOUNT                                                   VALUE
  RATING*        (000)                    DESCRIPTION                   (NOTE 1)
--------------------------------------------------------------------------------------
                              MULTIPLE CLASS MORTGAGE
                              PASS-THROUGHS-28.5%
AAA            $    653@      Collateralized Mortgage Obligation
                              Trust, Series 13, Class Q,
                               1/20/03, (ARM) ............................   $   685,866
                              Countrywide Funding Corp.,
                              Mortgage Certificates,
AAA                3,394      Series 1993-10, Class A-8,
                               1/25/24, (ARM) ............................     3,312,908
AAA                6,202      Series 1994-9, Class A-16,
                               5/25/24, (ARM) ............................     5,736,401
                              Federal Home Loan Mortgage Corp.,
                              Multiclass Mortgage Participation
                              Certificates,
                   1,252      Series G-24, Class G-24-SG,
                               11/25/23, (ARM) ...........................     1,139,496
                   6,614      Series 1104, Class 1104-L,
                               6/15/21 ...................................     6,876,476
                     686      Series 1160, Class 1160-F,
                               10/15/21, (ARM) ...........................       786,935
                   1,742      Series 1347, Class 1347-HC,
                               12/15/21 ..................................     1,660,875
                     465      Series 1534, Class1534-NE,
                               6/15/23, (ARM) ............................       434,987
                     728      Series 1541, Class 1541-T,
                               7/15/23 ...................................       721,861
                   1,206      Series 1559, Class 1559-WA,
                               7/15/22 ...................................     1,205,188
                   5,615      Series 1580, Class 1580-SD,
                               9/15/08 ...................................     5,727,361
                  13,281+     Series 1584, Class 1584-FB,
                               9/15/23 ...................................    13,867,044
                   1,195      Series 1590, Class 1590-OA,
                               10/15/23, (ARM) ...........................     1,244,585
                     262      Series 1609, Class 1609-KA,
                               11/15/23 ..................................       259,557
                     500      Series 1625, Class 1625-SL,
                               12/15/08, (ARM) ...........................       512,500
                   6,543      Series 1627, Class 1627-S,
                               12/15/23, (ARM) ...........................     5,431,410
                   5,038      Series 1627, Class 1627-SC,
                               12/15/23, (ARM) ...........................     3,842,426
                   3,084      Series 1629, Class 1629-OD,
                               12/15/23, (ARM) ...........................     2,516,031
                   8,000      Series 1673, Class 1673-SD,
                               2/15/24, (ARM) ............................     7,541,250
                   5,778      Series 1699, Class 1699-ST,
                               3/15/24 ...................................     4,709,390
                   4,492      Series 1900, Class 1900-SV,
                                8/15/08, (ARM) ............................      641,086

See Notes to Financial Statements.
                                       5

======================================================================================
               PRINCIPAL
                 AMOUNT                                                     VALUE
  RATING*        (000)                    DESCRIPTION                     (NOTE 1)
--------------------------------------------------------------------------------------
                             Federal National Mortgage Association,
                             REMIC Pass-Through Certificates,
               $    361      Trust G93-27, Class 27-SB,
                              8/25/23, (ARM) .........................   $   319,738
                  2,096@     Trust 1988-16, Class 16-B,
                              6/25/18 ................................     2,236,532
                  3,701@     Trust 1990-12, Class 12-G,
                              2/25/20 ................................     3,539,936
                  1,888      Trust 1991-38, Class 38-F,
                              4/25/21, (ARM) .........................     1,954,196
                  1,598@     Trust 1991-38, Class 38-SA,
                              4/25/21, (ARM) .........................     1,609,199
                  1,977      Trust 1991-87, Class 87-S,
                              8/25/21, (ARM) .........................     2,252,006
                  1,679      Trust 1991-145, Class 145-S,
                              10/25/06, (ARM) ........................     1,931,409
                  5,129+     Trust 1992-43, Class 43-E,
                              4/25/22 ................................     5,218,850
                    210      Trust 1993-50, Class 50-SH,
                              1/25/23, (ARM) .........................       203,312
                    578      Trust 1993-87, Class 87-L,
                              6/25/23 ................................       574,347
                    266      Trust 1993-116, Class 116-SB,
                              7/25/23, (ARM) .........................       232,906
                   466@      Trust 1993-129, Class 129-SE,
                              8/25/08, (ARM) .........................       463,618
                    197      Trust 1993-167, Class 167-SA,
                              9/25/23, (ARM) .........................       196,764
                  6,000@@    Trust 1993-169, Class 169-SC,
                              3/25/23, (ARM) .........................     5,255,160
                  3,000      Trust 1993-170, Class 170-SC,
                              9/25/08, (ARM) .........................     2,949,030
                     97      Trust 1993-178, Class 178-A,
                              9/25/23 ................................        96,300
                    335      Trust 1993-183, Class 183-SM,
                              10/25/23, (ARM) ........................       334,076
                  4,000      Trust 1993-196, Class 196-SC,
                              10/25/08, (ARM) ........................     4,007,480
                  5,835      Trust 1993-214, Class 214-S,
                              12/25/08 ...............................     5,762,451
                    970      Trust 1993-224, Class 224-S,
                              11/25/23, (ARM) ........................       821,992
                    618      Trust 1993-224, Class 224-SH,
                              11/25/23, (ARM) ........................       535,881
                  2,562      Trust 1993-247, Class 247-SN,
                              12/25/23, (ARM) ........................     2,856,245
                  3,347      Trust 1993-248, Class 248-FB,
                              9/25/23, (ARM) .........................     3,159,074
                  2,651      Trust 1993-256, Class 256-F,
                              11/25/23, (ARM) ........................     2,417,876
                    387      Trust 1994-27, Class 27-SE,
                              3/25/23, (ARM) .........................       393,571
                  1,000      Trust 1994-50, Class 50-S,
                              3/25/24 ................................       910,000
                  6,797++    Trust 1996-14, Class 14-M,
                              10/25/21 ...............................     6,017,541
AAA               8,598      G. E. Capital Mortgage Services Inc.,
                             REMIC Certificate 94-7, Class A-17,
                               2/25/09, (ARM) .........................    7,494,974

======================================================================================
               PRINCIPAL
                 AMOUNT                                                   VALUE
  RATING*        (000)                    DESCRIPTION                   (NOTE 1)
--------------------------------------------------------------------------------------
                              Prudential Home Mortgage Securities Co.,
                               Mortgage Pass-Through Certificates,
Aaa              $    743      Series 1993-43, Class A-16,
                                10/25/23, (ARM) ........................   $   709,469
Aaa                 2,500      Series 1993-48, Class A-8,
                                12/25/08, (ARM) ........................     2,137,525
AAA                 4,190     Salomon Capital Access Corp.,
                               Series 1986-1, Class C, 9/1/15 ..........     4,245,161
                                                                           -----------
                                                                           139,690,252
                                                                           -----------
                              INTEREST ONLY MORTGAGE-BACKED
                              SECURITIES-25.7%
AAA                 3,124     Asset Securitization Corp.,
                               Series 1997-D5, Class PS-1,
                                2/14/43 ................................       288,601
                              BA Mortgage Securities Inc.,
Aaa                 3,082      Series 1997-1, Class X,
                                7/25/26 ................................       400,763
AAA                 2,675      Series 1998-1, Class 2X,
                                5/25/13 ................................       361,089
AAA                43,574     Credit Suisse First Boston Mortgage
                               Securities Corp., Trust
                               1997-C1, Class C1-AX**/***,
                                6/20/29 ................................     4,073,772
                              Federal Home Loan Mortgage Corp.,
                               Multiclass Mortgage Participation
                               Certificates,
                   27,426+     Series G-13, Class 13-PP,
                                5/25/21 ................................     5,319,630
                   28,598      Series 184, Class 184-IO,
                                12/1/26 ................................     6,412,258
                    1,893      Series 1238, Class 1238-J,
                                1/15/07 ................................       343,550
                   17,481      Series 1353, Class 1353-S,
                                8/15/07 ................................     1,165,263
                      149      Series 1473, Class 1473-JA,
                                2/15/05 ................................         1,316
                   12,000++    Series 1506, Class 1506-L,
                                5/15/08 ................................     1,676,880
                    7,472      Series 1632, Class 1632-S,
                                4/15/23 ................................       181,933
                      687      Series 1720, Class 1720-PK,
                                1/15/24 ................................       213,423
                   53,000      Series 1809, Class 1809-SC,
                                12/15/23 ...............................     4,659,230
                    4,564      Series 1882, Class 1882-PJ,
                                4/15/22 ................................       636,606
                    7,639      Series 1910, Class 1910-IC,
                                5/15/25 ................................     1,260,990
                   62,901      Series 1914, Class 1914-PC,
                                12/15/11 ...............................     1,168,074
                    3,707      Series 1917, Class 1917-AS,
                                5/15/08 ................................       535,253
                   17,938      Series 1946, Class 1946-SG,
                                3/15/24 ................................     1,766,748
                   11,214      Series 1992, Class 1992-PV,
                                9/15/27 ................................     4,246,212
                   14,271      Series 1998-27, Class 27-L,
                                3/25/20 ................................     1,530,656

See Notes to Financial Statements.
                                       6

======================================================================================
               PRINCIPAL
                 AMOUNT                                                      VALUE
  RATING*        (000)                    DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------------
               $    15,106      Series 2002, Class 2002-HJ,
                                 10/15/08 ..............................   $ 1,615,458
                     9,795      Series 2037, Class 2037-IB,
                                 12/15/26 ..............................     2,097,954
                    10,000      Series 2062, Class 2062-QL,
                                 3/15/28 ...............................     2,943,596
                     4,500      Series 2066, Class 2066-PJ,
                                 12/15/26 ..............................     1,228,248
                    18,000      Series 2080, Class 2080-PL,
                                 1/15/27 ...............................     5,242,500
                    23,000      Series 2130, Class 2130-SC,
                                 3/15/29 ...............................     2,443,750
                               Federal National Mortgage Association,
                                REMIC Pass-Through Certificates,
                     2,918      Trust A, Class A-2, 8/1/10 .............       374,915
                     8,203      Trust G15, Class 15-S,
                                 6/25/21 ...............................       853,121
                       964      Trust G50, Class 50-G, 12/25/21 ........       298,434
                     2,551      Trust G92-34, Class 34-A, 4/25/22 ......       710,727
                     9,038      Trust G92-60, Class 60-SB,
                                 10/25/22 ..............................       345,237
                     2,768      Trust 1992-5, Class 5-H,
                                 1/25/22 ...............................       606,054
                       722      Trust 1992-12, Class 12-C,
                                 2/25/22 ...............................       186,227
                     2,229      Trust 1992-187, Class 187-JA,
                                 10/25/06 ..............................       140,641
                     7,500      Trust 1992-200, Class 200-K,
                                 11/25/21 ..............................       827,263
                     8,775      Trust 1993-46, Class 46-S,
                                 5/25/22 ...............................       530,356
                    11,796      Trust 1993-199, Class 199-SB,
                                 10/25/23 ..............................       698,548
                    16,000      Trust 1993-201, Class 201-JC,
                                 5/25/19 ...............................     2,184,160
                     8,530      Trust 1993-202, Class 202-QA,
                                 6/25/19 ...............................       654,422
                    13,192      Trust 1995-26, Class 26-SW,
                                 2/25/24 ...............................     1,795,970
                    12,371      Trust 1996-68, Class 68-SC,
                                 1/25/24 ...............................     1,445,847
                    64,380      Trust 1997-37, Class 37-SE,
                                 10/25/22 ..............................     1,322,169
                    25,000      Trust 1997-50, Class 50-HK,
                                 8/25/27 ...............................     8,336,318
                    12,875      Trust 1997-50, Class 50-SI,
                                 4/25/23 ...............................       354,050
                    35,476      Trust 1997-65, Class 65-SB,
                                 3/25/24 ...............................     1,454,430
                    27,000      Trust 1997-65, Class 65-SG,
                                 2/25/15 ...............................     3,704,063
                    11,139      Trust 1997-76, Class 76-SP,
                                 12/25/22 ..............................     1,723,913
                    51,000++    Trust 1997-90, Class 90-M,
                                 1/25/28 ...............................    16,981,406
                    13,328      Trust 1998-12, Class 12-PL,
                                 7/18/19 ...............................     1,666,060

======================================================================================
               PRINCIPAL
                 AMOUNT                                                      VALUE
  RATING*        (000)                    DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------------
              $    16,693      Trust 1998-16, Class 16-PK,
                                12/18/21 ..............................   $ 2,401,179
                    7,378      Trust 1998-25, Class 25-PG,
                                3/18/22 ...............................     1,272,754
                   10,000      Trust 1998-45, Class 45-PL,
                                3/18/24 ...............................     2,550,000
AAA                   787     First Boston Mortgage Securities Corp.,
                               Series 1987-C, Class C-Z,
                                4/15/17 ...............................       251,466
AAA                46,359     GMAC Commercial Mortgage
                               Securities Inc.,
                               Trust 1997-C1, Class C1-X,
                                7/15/27 ...............................     4,020,477
AAA                66,812     Goldman Sachs Mortgage Securities
                               Corp., Mortgage Participation
                               Certifcates, Series 1998-5, Class 5**,
                                2/19/25 ...............................     1,659,871
                              Government National Mortgage
                               Association,
                    8,000      Trust 1999-3, Class 3-S,
                                2/16/29 ...............................       850,000
                  120,104      Trust 1999-5, Class 5-S,
                                2/16/29 ...............................     5,517,257
                   75,000      Trust 1999-8, Class 8-S,
                                3/16/29 ...............................     3,375,000
AAA                41,760     Hanover Grantor Trust,
                               Series 1999-1, Class 1-A**,
                                4/28/10 ...............................     1,422,436
AAA                 1,009     Kidder Peabody Acceptance Corp.,
                               Series B, Class B-2,
                                4/22/18 ...............................       192,904
AAA                19,694     Morgan Stanley Capital 1 Inc.,
                               Trust 1997-HF1, Class HF1-X**,
                                6/15/17 ...............................     1,712,493
Aaa               137,283     Prudential Home Mortgage Securities Co.,
                               Mortgage Pass-Through Certificates,
                               Series 1994-5, Class A-9,
                                2/25/24 ...............................       986,718
AAA                   238     Prudential Securities Inc.,
                               Trust 15, Class 1-G,
                                5/20/21 ...............................       224,305
AAA                 1,471     Structured Asset Securities Corp.,
                               Series 1991-2, Class GA,
                                12/20/21 ..............................       426,103
                                                                          -----------
                                                                          125,871,047
                                                                          -----------
                               PRINCIPAL ONLY MORTGAGE-BACKED
                               SECURITIES-10.8%
Aaa                   757      Chase Mortgage Finance Corp.,
                                Mortgage Pass-Through
                                Certificates,
                                Series 1994-A, Class A-P,
                                 1/25/10 ..............................       634,330
AAA                   720      Collateralized Mortgage Obligation
                                Trust, Series 29, Class A,
                                 5/23/17 ..............................       580,396

See Notes to Financial Statements.
                                       7

======================================================================================
               PRINCIPAL
                 AMOUNT                                                      VALUE
  RATING*        (000)                    DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------------
                              Drexel Burnham Lambert, Inc.,
AAA           $     271        Trust K, Class K-1,
                                9/23/17 .............................   $  238,115
AAA               2,689        Trust V, Class V-1A,
                                9/1/18 ..............................    2,220,174
                              Federal Home Loan Mortgage Corp.,
                               Multiclass Mortgage Participation
                               Certificates,
                  2,101        Series T-8, Class A-10,
                                8/15/27 .............................    1,265,565
                    667        Series 1418, Class 1418-M,
                                11/15/22 ............................      334,319
                  1,225        Series 1750, Class 1750-PC,
                                3/15/24 .............................    1,082,778
                  2,815++      Series 1828, Class 1828-A,
                                5/15/24 .............................    1,992,802
                  1,989+       Series 1857, Class 1857-PB,
                                12/15/08 ............................    1,725,920
                  5,500        Series 2009, Class 2009-HJ,
                                10/15/22 ............................    3,908,410
                    900        Series 2087, Class 2087- PO,
                                9/15/25 .............................      646,547
                              Federal National Mortgage Association,
                               REMIC Pass-Through Certificates,
                  1,428        Trust G93-2, Class 2-KB,
                                1/25/23 .............................      734,600
                  3,787        Trust 225, Class 1,
                                6/1/23 ..............................    3,116,580
                  3,461        Trust 279, Class 279-1,
                                7/1/26 ..............................    2,915,509
                    746        Trust 1991-7, Class 7-J,
                                2/25/21 .............................      598,074
                  2,696+       Trust 1993-213, Class 213-H,
                                9/25/23 .............................    2,649,793
                  1,658        Trust 1994-9, Class 9-C,
                                8/25/23 .............................    1,526,683
                  1,252        Trust 1996-5, Class 5-PV,
                                11/25/23 ............................    1,019,221
                 14,300        Trust 1996-14, Class 14-PE,
                                8/25/23 .............................    6,649,500
                  4,690++      Trust 1996-38, Class 38-E,
                                8/25/23 .............................    3,948,444
                  3,769        Trust 1997-85, Class 85-EL,
                                7/25/23 .............................    3,372,958
                    551        Trust 1997-85, Class 85-LE,
                                10/25/23 ............................      477,603
                  9,000        Trust 1998-26, Class 26-L,
                                3/25/23 .............................    6,602,908
                  1,345        Trust 1998-48, Class 48-P,
                                8/18/28 .............................      949,873
AAA               1,429        First Union Residential, Mortgage
                               Certificate,
                               Series 1999-A, Class 11-AP,
                                3/25/15 .............................    1,001,248
AAA              13,000        Fund America Investment Corp.,
                               Series 1993-C, Class B,
                                4/29/30 .............................    1,999,010

======================================================================================
               PRINCIPAL
                 AMOUNT                                                   VALUE
  RATING*        (000)                    DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------------
                             Housing Security Inc.,
AAA            $     197      Series 1992-EB, Class B-8,
                               9/25/22 .............................   $  162,780
AA+                  477      Series 1993-D, Class D-8,
                               6/25/23 .............................      359,847
AAA                  539     Structured Mortgage Asset Trust,
                              Series 1993-3C, Class CX,
                               4/25/24 .............................      400,824
                                                                       ----------
                                                                       53,114,811
                                                                       ----------
                             COMMERCIAL MORTGAGE-BACKED
                             SECURITIES-9.4%
AAA               17,525++   GMAC Commercial Mortgage
                              Securities Inc., Trust 1998-C2,
                              Class C2-A2,
                               6.42%, 8/15/08 ......................   17,576,725
AAA                6,000     Merrill Lynch Mortgage Investors Inc.,
                              Series 1996-C1, Class A-3,
                               7.42%, 4/25/28 ......................    6,225,975
AAA               10,250     NYC Mortgage Loan Trust,
                              Series 1996, Class A-2**/***,
                               6.75%, 6/25/11 ......................   10,288,437
AA                 2,000     PaineWebber Mortgage Acceptance
                              Corp. IV, Series1995-M1, Class B**,
                               6.95%, 1/15/07 ......................    2,032,876
AAA               10,000     Prudential Securities Secured
                              Financing Corp.,
                              Series 1998-C1, Class A-1B,
                               6.51%, 7/15/08 ......................    9,979,507
                                                                       ----------
                                                                       46,103,520
                                                                       ----------
                             ASSET-BACKED SECURITIES-3.8%
AAA               11,600     Chase Credit Card Master Trust,
                              Series 1997-5, Class A,
                               6.19%, 8/15/05 ......................   11,691,401
AAA                2,496     Chase Manhattan Grantor Trust,
                              Series 1996-B, Class A,
                               6.61%, 9/15/02 ......................    2,517,771
A                  4,581     Money Store Trust,
                              Series 1998-A, Class MH-2,
                               7.23%, 5/15/24 ......................    4,518,120
                                                                       ----------
                                                                       18,727,292
                                                                       ----------
                             U.S GOVERNMENT AND AGENCY
                             SECURITIES-22.2%
                             Overseas Private Investment Corp.,
                     264      5.46%, 5/29/12 .......................      255,501
                     240      5.79%, 5/29/12 .......................      233,272
                     310      5.88%, 5/29/12 .......................      303,582
                     200      6.27%, 5/29/12 .......................      199,618
                     400      6.84%, 5/29/12 .......................      406,395
                             Small Business Administration,
                   4,150      Series 1996-20E,
                               7.60%, 5/1/16 .......................    4,352,290
                   3,756      Series 1996-20F,
                               7.55%, 7/1/16 .......................    3,961,929

See Notes to Financial Statements.
                                       8

======================================================================================
               PRINCIPAL
                 AMOUNT                                                   VALUE
  RATING*        (000)                    DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------------
              $      3,528      Series 1996-20H,
                                 7.25%, 8/1/16 ..........................   $  3,653,961
                     6,378      Series 1996-20K,
                                 6.95%, 11/1/16 .........................      6,518,328
                     3,539      Series 1996-20K,
                                 7.55%, 6/1/16 ..........................      3,702,356
                     2,744      Series 1997-20C,
                                 7.15%, 3/1/17 ..........................      2,827,569
                     5,490      Series 1998-10A,
                                 6.12%, 2/10/08 .........................      5,435,081
                                United States Treasury Bonds,
                    55,000++     Zero Coupon, 8/15/17 ...................     18,296,300
                    46,356+      3.63%, 4/15/28 (TIPS) ..................     44,429,226
                    15,000       5.25%, 2/15/29 .........................     14,081,250
                                                                            ------------
                                                                             108,656,658
                                                                            ------------
                                COLLATERALIZED MORTGAGE OBLIGATION
                                RESIDUALS***-0.6%
AAA                  5,435      American Housing Trust III, Senior
                                 Mortgage Pass-Through
                                 Certificates, Series 1, Class 4,
                                  (REMIC)**, 3/25/19 ....................        760,914
AAA                    246      American Housing Trust VII, Senior
                                 Mortgage Pass-Through
                                 Certificates, Series A, Class R,
                                  11/25/20 ..............................      1,767,148
AAA                     25      Collateralized Mortgage Obligation
                                 Trust, Series 13**, Class R,
                                  1/20/03, (ARM) ........................         49,799
AAA                     45      FBC Mortgage Securities Trust 16,
                                 CMO, Series A-1**, 7/1/17 ..............        117,265
NR                      43      PaineWebber Trust,
                                 Series N, Class 7,
                                  (REMIC), 1/1/19 .......................         98,900
                                                                            ------------
                                                                               2,794,026
                                                                            ------------
                    NOTIONAL
                     AMOUNT
                     (000)
                   ---------
                                OPTIONS PURCHASED-0.5%
                                CALL OPTION-0.3%
                    97,000      Interest Rate Swap, 5.85% over 3
                                 month LIBOR, expires 8/07/00 ............      1,611,684
                                                                             ------------
                                PUT OPTION-0.2%
                   150,000      Interest Rate Swap, 7.25% over
                                 3 month LIBOR, expires 5/12/00 ..........        739,500
                                                                             ------------
                                Total Options Purchased ..................      2,351,184
                                                                             ------------
                                Total Long-Term Investments
                                 (cost $674,108,967)......................    677,381,858
                                                                             ------------

======================================================================================
               PRINCIPAL
                 AMOUNT                                                   VALUE
  RATING*        (000)                    DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------------
                                SHORT-TERM INVESTMENT-0.1%
                                DISCOUNT NOTE
                       435      Federal Home Loan Mortgage Corp.,
                                 4.82%, 5/3/99
                                 (cost 434,884) ..........................   $    434,884
                                                                             ------------
                                Total Investments-138.4%
                                 (cost $674,543,851)......................    677,816,742
                                Liabilities in excess of other
                                 assets -(38.4)% .........................   (187,931,475)
                                                                             ------------
                                NET ASSETS-100% ..........................   $489,885,267
                                                                             ============

---------------------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** Private placements restricted as to resale.
*** Illiquid securities representing 2.1% of portfolio assets.
  + (Partial) principal amount pledged as collateral for reverse repurchase agreements.
 ++ Entire  principal  amount  pledged  as  collateral  for reverse repurchase agreements.
  @ (Partial) principal amount pledged as collateral for futures transactions.
 @@ Entire principal amount pledged as collateral for futures transactions.



--------------------------------------------------------------------------------
                               KEY TO ABBREVIATIONS
    ARM     - Adjustable Rate Mortgage.
    CMO     - Collateralized Mortgage Obligation.
    LIBOR   - London InterBank Offer Rate.
    REMIC   - Real Estate Mortgage Investment Conduit.
    TBA     - To Be Allocated.
    TIPS    - Treasury Inflation Protection Securities.
--------------------------------------------------------------------------------










See Notes to Financial Statements.
                                       9

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $674,543,851) (Note 1).....   $677,816,742
Cash ..................................................         37,192
Interest receivable ...................................      6,506,930
Interest rate caps, at value
 (amortized cost $7,189,998) (Notes 1 & 3) ............      1,906,970
Receivable for investments sold .......................        386,061
                                                          ------------
                                                           686,653,895
                                                          ------------
LIABILITIES
Reverse repurchase agreements (Note 4) ................    163,964,500
Payable for investments purchased .....................     22,575,632
Due to broker-variation margin ........................      8,524,053
Unrealized depreciation on interest rate swaps
  (Note 1 & 3) ........................................        670,800
Interest payable ......................................        445,801
Investment advisory fee payable (Note 2) ..............        265,681
Administration fee payable (Note 2) ...................         81,748
Other accrued expenses ................................        240,413
                                                          ------------
                                                           196,768,628
                                                          ------------
NET ASSETS ............................................   $489,885,267
                                                          ============
Net assets were comprised of:
  Common stock, at par (Note 5) .......................   $    628,499
 Paid-in capital in excess of par .....................    563,355,769
                                                          ------------
                                                           563,984,268
 Undistributed net investment income ..................      2,461,434
 Accumulated net realized losses ......................    (66,863,339)
 Net unrealized depreciation ..........................     (9,697,096)
                                                          ------------
Net assets, April 30, 1999 ............................   $489,885,267
                                                          ============
NET ASSET VALUE PER SHARE:
 ($489,885,267 \d 62,849,878 shares of
  common stock issued and outstanding) ................          $7.79
                                                                 =====

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of premium amortization of
  $10,940,833 and interest expense of
  $4,973,007).....................................................  $20,363,904
                                                                    -----------
Expenses
 Investment advisory .............................................    1,607,289

 Administration ..................................................      494,550

 Transfer agent ..................................................       71,000

 Reports to shareholders .........................................       66,000

 Custodian .......................................................       63,000

 Directors .......................................................       45,000

 Audit ...........................................................       37,000

 Legal ...........................................................        4,000

 Miscellaneous ...................................................       89,152
                                                                    -----------
  Total operating expenses .......................................    2,476,991
                                                                    -----------
 Net investment income ...........................................   17,886,913
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
 Investments .....................................................    8,093,260

 Futures .........................................................   (7,379,280)

 Short sales .....................................................     (586,305)

 Swaps ...........................................................      354,761
                                                                    -----------
                                                                        482,436
                                                                    -----------
Net change in unrealized appreciation
  (depreciation) on:
 Investments .....................................................   (7,579,944)

 Interest rate caps ..............................................    1,450,602

 Futures .........................................................   (4,292,339)

 Swaps ...........................................................      538,939
                                                                    -----------
                                                                     (9,882,742)
                                                                    -----------
 Net loss on investments .........................................   (9,400,306)
                                                                    -----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ........................................  $ 8,486,607
                                                                    ===========

See Notes to Financial Statements.
                                       10

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS TO NET
 CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations .....   $ 8,486,607
                                                             -----------
Decrease in investments ..................................     5,755,713
Net realized gain ........................................      (482,436)
Decrease in unrealized appreciation ......................     9,882,742
Increase in interest rate caps ...........................      (412,856)
Increase in interest receivable ..........................      (661,105)
Increase in due to broker-variation margin ...............     9,409,057
Increase in receivable for investments sold ..............      (349,894)
Increase in payable for investments purchased ............    21,587,877
Decrease in depreciation on interest rate swaps ..........      (538,939)
Decrease in interest payable .............................      (251,682)
Decrease in accrued expenses and other liabilities .......      (621,606)
                                                             -----------
 Total adjustments .......................................    43,316,871
                                                             -----------
Net cash provided by operating activities ................   $51,803,478
                                                             ===========
INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities ..........   $51,803,478
                                                             -----------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements ..............   (34,371,393)
 Cash dividends paid .....................................   (17,676,069)
                                                             -----------
Net cash flows used for financing activities .............   (52,047,462)
                                                             -----------
 Net decrease in cash ....................................      (243,984)
 Cash at beginning of period .............................       281,176
                                                             -----------
 Cash at end of period ...................................       $37,192
                                                             ===========



--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                          SIX MONTHS ENDED     YEAR ENDED
                                              APRIL 30,        OCTOBER 31,
                                                1999              1998
                                          ----------------    ------------
INCREASE (DECREASE)
IN NET ASSETS

Operations:

 Net investment income ................. $ 17,886,913       $ 39,232,720

 Net realized gain .....................      482,436         10,438,423

 Net change in net unrealized
   appreciation (depreciation) .........   (9,882,742)       (25,473,755)
                                         ------------       ------------

 Net increase in
   net assets resulting from
   operations ..........................    8,486,607         24,197,388

Dividends from net investment
  income ...............................  (17,676,069)       (35,352,217)
                                         ------------       ------------

 Total decrease ........................   (9,189,462)       (11,154,829)


NET ASSETS
 Beginning of period ...................  499,074,729        510,229,558
                                         ------------       ------------

 End of period ......................... $489,885,267       $499,074,729
                                         ============       ============


See Notes to Financial Statements.
                                       11

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 SIX MONTHS
                                                                   ENDED
                                                               APRIL 30, 1999
PER SHARE OPERATING PERFORMANCE:                               ---------------
Net asset value, beginning of period .....................       $   7.94
                                                                 --------
 Net investment income (net of $0.08, $0.19, $0.18,
   $0.17, $0.22 and $0.10, respectively,
   of interest expense) ..................................            .29
 Net realized and unrealized gains (losses) ..............           (.16)
                                                                 --------
Net increase (decrease) from investment
 operations ..............................................            .13
                                                                 --------
Dividends from net investment income .....................           (.28)
Distributions in excess of net investment income .........              -
Return of capital distribution ...........................              -
                                                                 --------
 Total dividends and distributions .......................           (.28)
                                                                 --------
Net asset value, end of period* ..........................       $   7.79
                                                                 ========
Per share market value, end of period* ...................       $   6.81
                                                                 ========
TOTAL INVESTMENT RETURN+ ................................            2.22%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses# ......................................           1.00%+++
Net investment income ....................................           7.25%+++

SUPPLEMENTAL DATA:
Average net assets (in thousands) ........................       $497,416
Portfolio turnover .......................................             54%
Net assets, end of period (in thousands) .................       $489,885
Reverse repurchase agreements outstanding,
 end of period (in thousands) ............................       $163,965
Asset coverage++ .......................................         $  3,990



                                                                                 YEAR ENDED OCTOBER 31,
                                                             -------------------------------------------------------------
                                                               1998         1997         1996         1995          1994
PER SHARE OPERATING PERFORMANCE:                               ----         ----         ----         ----          ----
Net asset value, beginning of period .....................  $   8.12    $   7.61     $   7.66     $   7.25      $   8.75
                                                            --------    --------     --------     --------      --------
 Net investment income (net of $0.08, $0.19, $0.18,
   $0.17, $0.22 and $0.10, respectively,
   of interest expense) ..................................       .62         .58          .55          .51           .73
 Net realized and unrealized gains (losses) ..............      (.24)        .49         (.01)         .65         (1.45)
                                                            --------    --------     --------     --------      --------
Net increase (decrease) from investment
 operations ..............................................       .38        1.07          .54         1.16          (.72)
                                                            --------    --------     --------     --------      --------
Dividends from net investment income .....................      (.56)       (.56)        (.55)        (.66)         (.78)
Distributions in excess of net investment income .........         -           -         (.04)           -             -
Return of capital distribution ...........................         -           -            -         (.09)            -
                                                            --------    --------     --------     --------      --------
 Total dividends and distributions .......................      (.56)       (.56)        (.59)        (.75)         (.78)
                                                            --------    --------     --------     --------      --------
Net asset value, end of period* ..........................  $   7.94    $   8.12     $   7.61     $   7.66      $   7.25
                                                            ========    ========     ========     ========      ========
Per share market value, end of period* ...................  $   6.94    $   6.88     $   6.25     $   7.25      $   6.38
                                                            ========    ========     ========     ========      ========
TOTAL INVESTMENT RETURN+ ................................       9.29%      19.68%       (5.36%)      26.50%       (15.31%)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses# ......................................      1.01%       1.02%        1.08%        1.08%         1.10%
Net investment income ....................................      7.74%       7.63%        7.36%        6.85%         9.21%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ........................  $506,858    $474,903     $473,056     $466,449      $496,707
Portfolio turnover .......................................       214%        220%         440%         267%          223%
Net assets, end of period (in thousands) .................  $499,075    $510,230     $478,085     $481,301      $455,651
Reverse repurchase agreements outstanding,
 end of period (in thousands) ............................  $198,336    $228,530     $204,438     $214,438      $109,286
Asset coverage++ .......................................    $  3,520    $  3,233     $  3,339     $  3,244      $  5,169

----------
 *  NAV and market value are published in THE WALL STREET JOURNAL each Monday.
 # The ratios of operating expenses including interest expense to average net assets were 3.02%+++, 3.33%, 3.44%, 3.38%, 4.08% and 2.32% for the periods indicated above, respectively.
 + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
 ++ Per $1,000 of reverse repurchase agreement outstanding.
+++ Annualized.


The information above represents the unaudited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION              The BlackRock Income Trust Inc. (the "Trust"),
& ACCOUNTING                      a   Maryland  corporation,  is  a  diversified
POLICIES                          closed-end management in-vestment company. The
                                  investment  objective  of  the  Trust  is   to
achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.


     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased.
Premiums received or paid from writing or purchasing options which expires unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking- to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST  RATE  CAPS:   Interest  rate  caps are similar to interest rate swaps,
except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME:
Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS                          The Trust has an Investment Advisory
                                            Agreement  with  BlackRock Financial
Management, Inc. (the "Adviser"), a wholly- owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

     The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.65% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.20% of the first $500 million of the Trust's average weekly net assets and 0.15% of any excess.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE  3. PORTFOLIO                 Purchases and sales of investment securities,
SECURITIES                         other  than short-term investments and dollar
                                   rolls, for  the  six  months  ended April 30,
1999 aggregated $429,962,950 and $379,966,742, respectively.

     The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") although the Trust does not expect that such investments will generally exceed 25% of its portfolio assets. At
April 30, 1999, the Trust held 2.1% of its portfolio assets in illiquid securities all of which were securities restricted as to resale.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

     The federal income tax basis of the Trust's investments at April 30, 1999 was $674,917,601 and, accordingly, net unrealized appreciation was $2,899,141 (gross unrealized appreciation $35,608,599; gross unrealized depreciation $32,709,458).

     For federal income tax purposes, the Trust has a capital loss carryforward at October 31, 1998 of approximately $69,599,900 of which approximately $3,440,300 will expire in 2001, approximately $23,358,100 will expire in 2002, approximately $15,428,300 will expire in 2003 and approximately $27,373,200 will expire in 2004. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

     Details of open financial futures contracts at April 30, 1999 are as follows:

                                                  VALUE AT       VALUE AT       UNREALIZED
NUMBER OF                          EXPIRATION       TRADE        APRIL 30,     APPRECIATION
CONTRACTS               TYPE          DATE          DATE           1999       (DEPRECIATION)
----------------- --------------- ------------ -------------- -------------- ---------------
Long Positions:
   267            10 Yr. T-Note   June 1999    $30,771,858    $30,621,563      $  (150,295)
 4,079            30 Yr. T-Bond   June 1999    497,117,818    490,244,812       (6,873,006)
Short Positions:
    69            Eurodollar      June 2000     16,300,940     16,297,800            3,140
    69            Eurodollar      March 2000    16,323,365     16,319,363            4,002
                                                                               -----------
                                                                               $(7,016,159)
                                                                               ===========

     The Trust entered into four interest rate caps. Under all agreements the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for each agreement. Details of the caps at April 30, 1999 are as follows:


 NOTIONAL                                                                     VALUE AT
  AMOUNT        FIXED        FLOATING       TERMINATION      AMORTIZED       APRIL 30,        UNREALIZED
   (000)        RATE           RATE             DATE            COST            1999         DEPRECIATION
----------   ----------   --------------   -------------   -------------   -------------   ---------------
$50,000        6,00%        3 mth. LIBOR       2/19/02       $  904,874      $  320,293      $  (584,581)
100,000        6.50%        3 mth. LIBOR        4/4/02        2,101,704         486,677       (1,615,027)
100,000        7.00%        3 mth. LIBOR       4/18/03        2,271,801         610,000       (1,661,801)
100,000        7.25%        3 mth. LIBOR       4/23/03        1,911,619         490,000       (1,421,619)
                                                             ----------      ----------      -----------
                                                             $7,189,998      $1,906,970      $(5,283,028)
                                                             ==========      ==========      ===========

     Details of the open interest rate swap at April 30, 1999 are as follows:

    NOTIONAL
     AMOUNT                             FIXED                        TERMINATION      UNREALIZED
      (000)              TYPE           RATE       FLOATING RATE         DATE        DEPRECIATION
----------------   ---------------   ----------   ---------------   -------------   -------------
$   (20,000)       Interest Rate     7.50%        1 mth LIBOR       04/25/02        $(670,800)
                                                                                    =========

NOTE 4. BORROWINGS                  REVERSE  REPURCHASE  AGREEMENTS:  The  Trust
                                    enters  into  reverse repurchase  agreements
with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

     The average daily balance of reverse repurchase agreements outstanding during the six months ended April 30, 1999 was approximately $218,544,000 at a weighted average interest rate of approximately 4.59%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $238,025,000 as of February 28, 1999, which was 29.88% of total assets.

DOLLAR ROLLS: The Trust enters into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     The average monthly balance of dollar rolls outstanding during the six months ended April 30, 1999 was approximately $22,801,198. The maximum amount of dollar rolls outstanding at any month-end during the year was $60,312,500 as of January 31, 1999, which was 8.07% of total assets.

NOTE  5. CAPITAL                        There are 200 million shares of $.01 par
                                        value common  stock  authorized.  Of the
62,849,878  shares  outstanding  at April 30,  1999,  the Adviser  owned  10,753 shares.

NOTE  6. DIVIDENDS                     Since   April  30,  1999,  the  Board  of
                                       Directors of the Trust declared dividends
from undistributed earnings of $0.046875 per share payable May 28, 1999 to shareholders of record on May 15, 1999.

--------------------------------------------------------------------------------
                        THE BLACKROCK INCOME TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                        THE BLACKROCK INCOME TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the
Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues.
To date, the Adviser has received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The Trust is designating this disclosure as its Year 2000 readiness disclosure for all purposes under the Year 2000 Information and Readiness
Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

     ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's Portfolio.

     The Annual Meeting of Trust Shareholders was held May 19, 1999 to vote on the following matters:

     (1) To elect three Directors as follows:


         DIRECTOR                                  CLASS      TERM     EXPIRING
         --------                                 -------     ----     --------
         Richard E. Cavanagh ...................    I       3 years      2002
         James Grosfeld ........................    I       3 years      2002
         James Clayburn La Force, Jr. ..........    I       3 years      2002

         Directors whose term of office continues beyond this meeting are Andrew
         F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink, Walter F. Mondale and Ralph L. Schlosstein.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 1999.

         Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                              VOTES FOR     VOTES AGAINST     ABSTENTIONS
                                                            ------------   ---------------   ------------
         Richard E. Cavanagh ............................   45,998,475           0            1,107,915
         James Grosfeld .................................   45,974,602           0            1,131,788
         James Clayburn La Force, Jr. ...................   45,975,482           0            1,130,908
         Ratification of Deloitte & Touche LLP ..........   46,060,388        585,068           460,934

--------------------------------------------------------------------------------
                        THE BLACKROCK INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Income Trust's investment objective is to manage a portfolio of high quality securities to achieve high monthly income consistent with preservation of capital. The Trust will seek to distribute monthly income that is greater than that obtainable on an annualized basis by investment in United States Treasury securities having the same maturity as the average dollar weighted maturity of the Trust's investments.

WHO MANAGES THE TRUST?

BlackRock   Financial   Management,  Inc.  ("BlackRock")  is  an  SEC-registered
investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end equity and bond funds. Current accounts number over 450, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust will invest at least 65% of its assets in mortgage-backed securities. At least 85% of the Trust's assets must be rated at least "AAA" by Standard & Poor's or "Aaa" by Moody's at the time of purchase; of this 85% at least 80% of the Trust's assets must be rated at least "AAA" by Standard & Poor's at the time of purchase while the remaining 5% can be invested in securities rated at least "AAA" by Standard & Poor's, "Aaa" by Moody's or deemed "AAA" by the Advisor at the time of purchase. Additionally, 15% of the Trust's assets can be invested in securities rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities), privately issued mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to provide high monthly income consistent with the preservation of capital, The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U.S. Treasury securities with an average life similar to that of the Trust's assets. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula. In seeking the investment objective, the Adviser may actively manage among various types of securities in different interest rate environments.

Traditional mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread above Treasuries due to the uncertainty of the timing of their cash flows as they are subject to changes in the rate of prepayments when interest rates change and either a larger or smaller proportion of mortgage holders refinance their mortgages or move. While mortgage-backed securities offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

Multiple-class mortgage pass-through securities, or collateralized mortgage obligations (CMOs), are also an investment that may be used in the Trust's portfolio. These securities are issued in multiple classes each of which has a different coupon rate, stated maturity and prioritization on the timing of receipt  of  cash  flows  coming  from  interest  and  principal payments on the underlying mortgages. Principal prepayments can be allocated among the different classes of a CMO in a number of ways; for instance, they can be applied to each of the classes in the order of their respective stated maturities. This feature allows an investor to better plan the average life of their investment. As a result, these securities may be used by the Trust to help manage prepayment risk and align the assets of the portfolio more closely with its targeted average life.

Additionally, in order to attempt to protect the portfolio from interest rate risk, the Adviser will attempt to locate securities with call protection, such as commercial mortgage-backed securities with prepayment penalties or lockouts. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The
Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholders name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331|M/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment, BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. Dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                        THE BLACKROCK INCOME TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-BACKED     Mortgage  instruments  with  interest  rates
SECURITIES (ARMS):                  that adjust at periodic intervals at a fixed
                                    amount over the market levels of interest rates as reflected in specified indexes.
                                    ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:            Securities   backed  by  various   types  of
                                    receivables such as automobile and credit card receivables.

CLOSED-END FUND:                    Investment  vehicle which initially offers a
                                    fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COMMERCIAL MORTGAGE                 Mortgage-backed securities secured or backed
BACKED SECURITIES (CMBS):           by mortgage loans on commercial properties.

COLLATERALIZED                      Mortgage-backed  securities  which  separate
MORTGAGE OBLIGATIONS (CMOS):        mortgage  pools into  short-,  medium-,  and
                                    long-term    securities    with    different
                                    priorities  for  receipt  of  principal  and
                                    interest.  Each  class  is paid a  fixed  or
                                    floating   rate  of   interest   at  regular
                                    intervals.   Also  known  as  multiple-class
                                    mortgage pass-throughs.

DISCOUNT:                           When a fund's  net  asset  value is  greater
                                    than its stock price the fund is said to be trading at a discount.

DIVIDEND:                           This is income  generated by securities in a
                                    portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:              Shareholders   may   elect   to   have   all
                                    distributions of dividends and capital gains
                                    automatically   reinvested  into  additional
                                    shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however, they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however, they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:              Securities  issued or guaranteed by the U.S.
                                    government,   or  one  of  its  agencies  or
                                    instrumentalities,  such as GNMA (Government
                                    National   Mortgage    Association),    FNMA
                                    (Federal National Mortgage  Association) and
                                    FHLMC    (Federal    Home   Loan    Mortgage
                                    Corporation).

INTEREST-ONLY SECURITIES:           Mortgage  securities   including  CMBS  that
                                    receive only the interest cash flows from an
                                    underlying   pool  of   mortgage   loans  or
                                    underlying  pass-through  securities.   Also
                                    known as a STRIP.

INVERSE-FLOATING RATE MORTGAGES:    Mortgage   instruments   with  coupons  that
                                    adjust at periodic intervals  according to a
                                    formula which sets  inversely  with a market
                                    level interest rate index.

MARKET PRICE:                       Price per share of a security trading in the
                                    secondary  market.  For a  closed-end  fund,
                                    this is the  price at which one share of the
                                    fund  trades on the stock  exchange.  If you
                                    were to buy or sell shares, you would pay or
                                    receive the market price.

MORTGAGE DOLLAR ROLLS:              A mortgage  dollar roll is a transaction  in
                                    which   the  Trust   sells   mortgage-backed
                                    securities for delivery in the current month
                                    and  simultaneously  contracts to repurchase
                                    substantially   similar  (although  not  the
                                    same) securities on a specified future date.
                                    During the "roll" period, the Trust does not
                                    receive  principal and interest  payments on
                                    the  securities,   but  is  compensated  for
                                    giving up these  payments by the  difference
                                    in the  current  sales  price (for which the
                                    security  is sold) and lower  price that the
                                    Trust pays for the  similar  security at the
                                    end date as well as the  interest  earned on
                                    the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:             Mortgage-backed  securities issued by Fannie
                                    Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:       Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):              Net asset value is the total market value of
                                    all  securities  held  by  the  Trust,  plus
                                    income accrued on its investments, minus any
                                    liabilities   including   accrued  expenses,
                                    divided by the total  number of  outstanding
                                    shares.  It is  the  underlying  value  of a
                                    single share on a given day. Net asset value
                                    for  the  Trust  is  calculated  weekly  and
                                    published in BARRON'S on  Saturday,  THE NEW
                                    YORK  TIMES and THE WALL  STREET  JOURNAL on
                                    Monday.

PRINCIPAL-ONLY SECURITIES:          Mortgage  securities  that  receive only the
                                    principal cash flows from an underlying pool
                                    of mortgage loans or underlying pass-through
                                    securities. Also known as a STRIP.

PROJECT LOANS:                      Mortgages for multi-family, low- to  middle-
                                    income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC:                              A real estate mortgage investment conduit is
                                    a   multiple-class    security   backed   by
                                    mortgage-backed securities or whole mortgage
                                    loans and  formed  as a trust,  corporation,
                                    partnership,  or  segregated  pool of assets
                                    that  elects  to be  treated  as a REMIC for
                                    federal tax purposes.  Generally, Fannie Mae
                                    REMICs  are  formed as trusts and are backed
                                    by mortgage-backed securities.

RESIDUALS:                          Securities   issued   in   connection   with
                                    collateralized   mortgage  obligations  that
                                    generally  represent  the  excess  cash flow
                                    from the mortgage assets  underlying the CMO
                                    after  payment of principal  and interest on
                                    the  other  CMO   securities   and   related
                                    administrative expenses.

REVERSE REPURCHASE                  In a reverse repurchase agreement, the Trust
AGREEMENTS:                         sells  securities  and agrees to  repurchase
                                    them at a  mutually  agreed  date and price.
                                    During  this time,  the Trust  continues  to
                                    receive the principal and interest  payments
                                    from that security.  At the end of the term,
                                    the Trust receives the same  securities that
                                    were sold for the same initial dollar amount
                                    plus  interest  on the cash  proceeds of the
                                    initial sale.

STRIPPED MORTGAGE BACKED            Arrangements  in which a pool of  assets  is
SECURITIES:                         separated  into  two  classes  that  receive
                                    different  proportions  of the  interest and
                                    principal   distribution   from   underlying
                                    mortgage-backed  securities.  IO's  and PO's
                                    are examples of STRIPs.

--------------
  BlackRock
---------------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein


OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY


INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM


ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077


CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM


INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434


LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022


             The accompanying financial statements as of April 30, 1999 were not audited and accordingly, no opinion is expressed on them.


             This  report  is  for  shareholder  information.   This  is  not  a
prospectus intended for use in the purchase or sale of any securities.


                        THE BLACKROCK INCOME TRUST INC.
                c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                              100 Mulberry Street
                             Newark, NJ 07102-4077
                                 (800) 227-7BF


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      ----------------
         BlackRock
THE   ----------------
INCOME
TRUST INC.
===================================
SEMI-ANNUAL REPORT
APRIL 30, 1999



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